UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Rodolphe E. Hottinger, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 - June 30, 2008

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Paul R. Brenner, Esq.[1]

Director

Alexandre de Takacsy

Director

Claude Frey

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rodolphe E. Hottinger

President

Chief Executive Officer

Rudolf Millisits

Senior Vice President

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Peter R. Guarino, Esq.

Chief Compliance Officer

[1] Audit Committee Chairman [2] Audit Committee Member	[3] Governance/Nominating Committee Chairman

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services, LLC

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Markets Review

The credit situation has worsened in the second quarter of the year. It was however not only about issues with Fannie Mae and Freddie Mac oversized balance sheet and increased provisioning for bad loans and write-downs in the whole financial sector but also about the re-coupling of the global economy. There were increasing indications that the sharp slowdown in the U.S. economy was starting to affect both European and Asian markets. In addition, several emerging market countries have to cope with double digit inflation rates. It remains to be seen whether the global slowdown will offset the acceleration in inflation.

After years of low volatility and a high level of savings flowing into debt instruments, depressing yields and encouraging risk taking, the main issue facing the global economy is the necessity to de-leverage financial institutions and consumer balance sheets in the developed markets. This process will require significant contributions from new equity investors. Sovereign funds and private equity money are expected to continue to play a major role helping financial institutions to shore up their balance sheets. Savings rate in the United States will have to increase and consumer demand from emerging markets have to continue to strengthen in order to correct the imbalances in the global economy. This is starting to show as U.S. exports are strengthening and the U.S. current account deficit is shrinking.

Swiss Market Review

Despite the turmoil that affected its banking sector, the year-to-date performance of the Swiss market, as measured in U.S. dollars, was one of the best in the world. The Swiss Performance Index (“SPI”) returned -6.02% as compared -11.91% for the Standard & Poor’s 500 Index. The Swiss franc continued to appreciate against the U.S. dollar, contributing positively to the SPI’s performance in U.S. dollars. On the other hand, the weakness of the U.S. dollar has a negative impact on the local returns of numerous Swiss companies with sales exposure to the United States.

Healthcare:

During the second quarter, the healthcare sector continued to outperform the MSCI World Index and the SPI (the MSCI Healthcare Index was down -0.4%; the MSCI World Index was down -2.4%; and the SPI was down -1.88%; all in local currency). The market was driven by earnings momentum and by the defensive nature of the business in this period of economic slowdown. Although pharmaceutical companies remain exposed to specific challenges, including the expiration of patents, pressure on prices and possible U.S. regulatory reforms, Roche and Novartis stood out and have demonstrated to be safe bets in an environment of turmoil. The share price of Novartis outperformed its European peers (GlaxoSmithKline, AstraZeneca and Sanofi-Aventis) in the second quarter. The Swiss company is gaining momentum and its diversified healthcare business model, including pharmaceuticals,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

vaccines, generics and consumer health products, continues to be an attractive investment opportunity.

The strong fundamentals of the biotech industry and its attractive market valuation (with some companies trading very close to their cash levels) have offered interesting buying opportunities for the larger pharmaceutical players.

Just after close of the quarter, two major acquisitions confirmed this trend. On July 21st Roche, which already controlled 56% of Genentech (a U.S. company), made an offer to buy the remaining shares for $43.7 billion. Despite the fact the Genentech’s product pipeline already contributes 40% of Roche’s revenues; this strategic acquisition would lead to synergies in research and development, improved operational efficiencies and secure full access to Genentech’s innovation. At almost the same time, Novartis increased its stake in Speedel to 61% on July 10th and was required to make an offer for the remaining 130 Swiss francs per share, thus valuing the total transaction at 907 million Swiss francs. If successful, this takeover would give Novartis full commercial rights to a drug with new mechanism to combat hypertension, an important franchise for Novartis. The takeover price represents approximately a 90% premium over the last traded price at the end of the second quarter. Other than the founders of the company, the Fund was one of the largest public shareholders of Speedel.

Earlier in the quarter, Novartis announced it would buy 77% of Alcon, an eye-care company majority-owned by Nestle, in order to diversify its portfolio and focus on the growth areas of healthcare. This transaction will be done in two steps totaling $39 billion. Novartis will initially buy a 25% stake for $11 billion, and Nestle has an option to sell an additional 52% of Alcon for $28 billion between January 2010 and July 2011. With this transaction, well received by the market despite its relatively high price tag, Novartis will become the world’s largest maker of eye-care products and will reduce its reliance on pharmaceuticals.

On the medical technology front, unlike what happened in previous cycles, companies suffered from a slowdown in consumer discretionary spending in the United States Patients are postponing high-priced non-reimbursed medical procedures such as dental implants. Swiss mid-cap companies such as Nobel Biocare showed disappointing sales development with single digit top line growth. Nobel Biocare is also experiencing some management and strategy issues. The Fund had no position in these companies as of June 30th.

Food:

The performance of Nestle and Givaudan was negatively affected by the slowdown in consumer spending in the U.S. and Europe, despite the perceived defensive characteristic of their businesses. In addition Nestle’s ability to further raise consumer prices to compensate for price increases in raw materials could be limited or less effective, despite the strength of Nestle’s brands,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

as retail shoppers are buying cheaper private label products. A reduction in the cost of living by way of lower prices for oil and agricultural product would provide substantial relief for food manufacturers.

Utilities:

The utilities sector has a very low free float of stock in Switzerland, as most of the companies are majority-owned by Swiss municipalities and states. As a result, price fluctuations might not always be reflective of changes in business conditions. However, the sector has been fairly stable and has outperformed the market. Increased energy prices and a favorable production profile for the majority of Swiss utilities remain very supportive. The Fund has a relatively large exposure to this sector, as management believes the lack of CO² free production capacity in Europe will continue to benefit Swiss companies.

Financials:

The financial sector (banks and insurance) had a very difficult first half of the year. The rebound in mid-March proved to be short lived as the credit markets continued to be under pressure, and concerns about capital adequacy came back to the forefront.

At its annual general meeting on April 23rd, the shareholders of UBS approved a capital increase of 15 billion Swiss francs, as well as certain management and board changes, each as proposed by its board of directors. UBS also published a fifty page shareholder report detailing its recent write-downs in an effort to show the company’s efforts to identify the sources and the extent of its problems. Legacy assets, however, and concerns about UBS’ exposure to mono-line insurers continued to put pressure on its equity capital. When UBS released its quarterly figures, it showed the first net outflows in its asset management and wealth management franchise since 2000. On the more positive side the company’s Tier 1 ratio, after its capital increase, was 11%, very high in comparison to other international companies. UBS also has reduced its risk assets by about 25% and announced that it closed a transaction to sell approximately $15 billion of, primarily, sub-prime and Alt-A U.S. residential mortgage-backed securities to a newly created distressed asset fund that will be managed by BlackRock, the global investment management firm.

The share price of UBS is trading at a very low price-to-book ratio, which reflects short term pressure on its wealth management franchise resulting from the U.S. Department of Justice probe into the role of UBS in tax fraud schemes.

Swiss regulators have been looking at the capital adequacy of large Swiss banks and introduced the concept of a maximum leverage ratio of 5%. If Swiss authorities were to pursue this, it is estimated that UBS would either need to shrink its balance sheet by about 35% or rebuild its capital by not paying dividends for three years. Credit Suisse (“CS”) would either need to shrink its balance sheet by 25%

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

or use three years of dividends to rebuild its capital. Additional capital increases in the case of UBS and CS are not the only options. The timing for implementation of this new measure is still unclear. The Swiss Banking Commission is unlikely to be either able or willing to implement this capital rule in the short term.

The urgency to rebuild capital also is a function of the speed of the deterioration of the assets. In the worst case scenario of accelerated deterioration in the credit markets, a number of financial institutions would have to raise capital at the same time. That would keep stock market volatility at a high level. If the credit markets are able to maintain a certain degree of stability, the equity value of financial institutions will improve, reflecting the lower risk of a heavily dilutive capital increase.

Another issue is the speed with which profits could rebuild a company’s capital base. Most of the earnings’ power of financial institutions has been negatively affected. In wealth management, for example, a lower asset base has reduced management fees; clients are paying off their secured loans and selling high margin products to move to cash; and trading activity has dropped meaningfully. Accordingly, analysts have reduced earnings expectations and stock prices have reacted negatively.

In summary, earnings will continue to trend lower than the average across economic cycles for some time, and equity valuations of trouble financial institutions will continue to remain very volatile.

Real Estate:

The Swiss real estate sector did not suffer as much as some of its European peers during the second quarter. Prices did not rise as much as previously and most of the properties owned by the listed companies are in the commercial and office sectors which have not experienced the same price pressure as residential properties. In Switzerland, residential properties are held by mutual funds or pension funds rather than real estate companies.

There were however two main exceptions. In the infrastructure/real estate area, Zurich Airport shares were under great pressure due to an expectation of a sudden drop in air traffic. In the area of development of tourism sites, Orascom shares experienced a sharp drop as well. The Fund’s performance was negatively affected by its relatively large position in Zurich Airport. In the long run though, the company should prosper as Europe lacks airport capacity. In addition, Zurich Airport has large land reserves available for development (hotels and offices) which would be welcome in the saturated region of Zurich.

Private Equity:

The Fund’s private equity investments represent about 0.9% of its total assets with investments in two limited partnerships, and a total commitment equal to approximately 3% of its total assets. The Fund has balanced

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

its private equity investments between a mid-market buyout fund (Zurmont Madison Private Equity, L.P) and a venture capital fund (Aravis Venture II, L.P). Zurmont Madison identifies opportunities in the large market of family owned businesses and spin off candidates from corporations. It targets companies with a turnover of between 50 million and 250 million Swiss francs. The results of the 2007 analysis conducted by Thomson Financial were released in June indicating that European private equity buyout firms have returned 16.6% over five years. Although the current credit market crisis is affecting funding activity and is influencing ability of buyout firms to leverage, opportunities are offered in late stage private equity deals such as in pre-IPO and bridge financing rounds, a profitable area for venture capital funds.

Swiss Economic Notes

The Swiss GDP slowed during the second quarter to 0.3% compared to 0.9% in the previous quarter. This was mainly due to the decline in financial market transactions. Nonetheless, the Swiss economy continues to grow at a healthy 3.1% rate year-over-year. On the demand side, exports lost momentum due to slower growth in international markets and the appreciation of the Swiss franc against the U.S. dollar and the euro. Domestic demand, however, remained strong and continues to be an important contributor of growth, helped by a strong job market (the unemployment rate reached 2.3% at the end of June) and growth in real wages (+2.9% this year). Capacity utilization in manufacturing declined from the previous quarter to 87.2%. Because this remains above the long-term average of 84%, it confirms a positive output gap. Despite the turmoil in the financial markets, healthy domestic demand caused the Swiss National Bank (‘SNB”) to leave its growth forecasts unchanged and to continue to project real GDP growth of 1.5-2.0% for 2008.

Some inflationary pressure is being felt in Switzerland. The Consumer Price Index (all items) reached 2.9% year-over-year, due not only to oil products but also other goods and services. The SNB raised its inflation forecast for the year to 2.7% from its projection of 2.0% in March. While current inflation is above SNB’s ceiling of 2.0%, it is believed to be temporary. For the longer term, the SNB is forecasting average inflation of 1.7% for 2009 and 1.3% for 2010.

The SNB left its target range for the 3-month Libor unchanged at 2.25%-3.25% at its last monetary policy assessment. The Libor target rate at 2.75% is still accommodative for the Swiss economy. The 10-year Confederation yield remained more or less flat halfway through the year, finishing the quarter at 3.28%.

Overall, Switzerland still has a noticeably healthier economy compared to the United States and the rest of Europe. Although the GDP statistics are published with considerable lag and may start to trend

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

down in the next quarter, the comparative inflation numbers are a relief however.

Countries	GDP Year-over- Year Growth March 08	CPI Year-over- Year % June 08	Jobless Rate June 08
USA	2.50%	5.00%	5.5%

Eurozone	2.10%	4.00%	7.2%

Switzerland	3.00%	2.90%	2.3%

Currency

Due to sustained economic activity, Swiss interest rates are now higher than those in the United States. Not only is there little room for the U.S. Federal Reserve Board to reduce domestic interest rates, such a move would most likely be ineffective in stimulating demand because private interest rates are rising due to the increased risk spread and the higher cost of capital for banking institutions. On the other hand, the momentum in Europe, the biggest trading partner of Switzerland, is clearly showing signs of a sharp slowdown. The Swiss franc will no longer benefit from the demand coming from the unwinding of the carry trade and has begun to look expensive compared to the U.S. dollar as measured by purchasing power parity. In the short to medium term, therefore, with U.S. exports gaining strength and imports continuing to weaken, the supply-demand situation for the U.S. dollar is more favorable, despite the potential increase in the country’s budget deficit.

Fund Performance and Investments Review

The Fund’s year-to-date performance is in line with the SPI, despite the Fund’s greater exposure to small and mid-capitalization companies, which were more affected by the increase in credit risk and the economic slowdown. One example is the Fund’s investments in the healthcare sector, which include significant positions in small-cap bio-pharmaceutical companies and below market exposure to large-cap companies.

The Fund’s hedging activities (market and individual securities) have made a positive contribution to its performance even though timing was difficult given the market’s tremendous volatility this year. Still, the Fund’s hedging transactions, along with a higher cash reserve, reduced the volatility of its net asset value. Compared to the SPI, the Fund has had an annualized volatility of 19% this year compared to 22% for the SPI.

A review of the last quarter shows that the Fund’s very low exposure to banks and insurance made a positive contribution to its performance in relation to the market. Other positive relative contributions came from the absence of positions in the construction industry and from the Fund’s high exposure to the technology and the utility sectors. On the negative side were the Fund’s underweight positions in large pharmaceutical companies and electrical engineering businesses.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 6/30/08	Total return as of year ended December 31												Cumulative Performance 12/31/96- 6/30/08
		2007		2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-15.46%	-2.67%	*	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	149.26%	*

Swiss Performance Index (SPI)	-15.45%	-0.05%		20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	133.11%

Swiss Market Index (SMI)	-17.99%	-3.43%		15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	76.50%

iShares Switzerland[2]	-16.35%	-0.97%		20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	88.94%

CS EF Swiss Blue Chips[3,7]	-16.92%	-1.66%		18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	88.47%

UBS (CH) Equity Fund[4,7]	-15.99%	-2.55%		18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	87.01%

Pictet (CH)-Swiss Equities[5,7]	-16.30%	1.94%		19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	103.83%

Saraswiss (Bank Sarasin)[6,7]	-16.82%	-2.86%		18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	75.22%

Sources: Bloomberg, management companies' websites and Citigroup Fund Services.

1 Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 6/30/08 = 1.02.

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

* Not including the rights offering dilution, the NAV performance of 2007 was 4.00% resulting in a cumulative performance of 166.34% as of 6/30/08 in Swiss franc terms.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison

Year to Date December 31, 2007 Through June 30, 2008
Performance in Swiss Francs

Swiss Performance Index (SPI)	-15.45%

Swiss Helvetia Fund

Based on Net Asset Value	-15.46%

Change In U.S. Dollar vs. Swiss Franc	-10.03%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-6.03%

Based on Market Price	-6.65%

S & P 500 Index	-11.91%

MSCI EAFE Index	-10.96%

Lipper European Fund Index (10 Largest)	-12.69%

Lipper European Fund Universe Average	-13.19%

Sources: Citigroup Fund Services, LLC and Bloomberg

Outlook

The turmoil in the financial sector is expected to continue as the European economy is slowing sharply. The adjustment in the balance sheets of U.S. consumers will continue as the ratio of assets to liabilities climb as a result of the continued weakness in real estate values. The governments and monetary authorities are well aware of issues affecting financial systems in the developed markets and are working towards minimizing their impact. Stock markets around the world are trading at lower valuations not seen in years, especially in terms of cash flow yields and price-to-book values. These valuations may limit further downside in the markets and set the stage for improved returns as the macro-economic situation stabilizes. The recognition that these problems are well advanced at the political level and in the balance sheets of financial institutions is encouraging. With international cooperation, solutions may not be far away. In addition, over three billion new customers in emerging markets are entering the global economy with a need for products and infrastructure development, and the capacity replacement needs of the developing economies are providing a reserve for future earnings for numerous companies.

In the current environment, the outlook for private equity investment returns are superior because of lower volatility, lower prices for deals and opportunities to invest in later stage companies that would have otherwise been able to go to the capital markets.

Management’s strategy is to continue to add value through good stock selection. In particular, the emphasis is on companies with rock solid balance sheets, unique assets and business models that are difficult to replicate. Quality of balance sheets and management skills will be key in the current market conditions if companies are to capture the significant opportunities arising

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

from dislocations affecting competition. The capacity to underwrite new business, which is done at much more profitable margins given the short supply of capital, will be rewarded. Management will also focus its efforts on the direct and indirect beneficiaries of renewable energies and the push for energy conservation that will come back strongly once the credit crisis subsides.

Sincerely,

Rodolphe E. Hottinger

President and Chief Executive Officer

Rudolf Millisits

Senior Vice President and Chief Financial Officer

June 30, 2008

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2008 involved changes in the following positions:

New Investments by the Fund

Adecco SA

Adecco SA Expires 09/19/08 — Call Warrant

Galenica AG Expires 12/19/08 — Call Warrant

Geberit AG Expires 09/19/08 — Put Warrant

Kuehne & Nagel International Expires 09/19/08 — Put Warrant

Nestle SA Expires 10/17/08 — Call Warrant

Orascom Development Holding AG

Romande Energie Holding SA

SMIM Price Index Expires 10/17/08 — Put Warrant

SMIM Price Index Expires 12/19/08 — Put Warrant

Sulzer AG

SLI Swiss Leader Index Expires 10/17/08 — Put Warrant

Additions to Existing Investments

Aravis Venture II — Limited Partnership

Atel Holding, Ltd.

Nestle SA

Schulthess Group

Syngenta AG

Temenos Group AG

UBS AG

Zurmont Madison Private Equity — Limited Partnership

Securities Disposed of

Aare-Tessin AG Fur Elektrizitat

Actelion Ltd, Expired 03/20/2008 — Call Warrant

Advanced Digital Broadcast Holding SA

Credit Suisse Group, Expired 05/16/08 — Call Warrant

Dufry Group

EFG International

EMS — Chemie Holding AG

Partners Group

Petroplus Holdings AG

Schmolz and Bickenbach AG

Sika AG

SLI Swiss Leader Index, Expired 03/20/08 — Put Warrant

SMIM Price Index, Expired 04/18/08 — Put Warrant

SMIM Total Return Index, Expired 01/18/08 — Put Warrant

SMIM Total Return Index, Expired 03/20/08 — Put Warrant

Sonova Holding AG

Swiss Market Index, Expired 02/15/08 — Call Warrant

Swiss Market Index, Expired 03/20/08 — Put Warrant

Tecan Group AG

Zurich Financial Services AG

Reductions in Existing Investments

Actelion, Ltd.

Basilea Pharmaceutica

Credit Suisse Group

Galenica AG

Komax Holding AG

Lindt & Sprüngli AG

OC Oerlikon Corp. AG

BKW FMB Energie AG

Centralschweizerische Kraftwerke AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	June 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.50%

Banks — 6.29%

43,000	Bank Sarasin & Cie AG Registered Shares	$1,939,770	0.33%
	Offers private banking, asset management, investment advisory, and institutional banking services. (Cost $1,611,112)

302,500	Credit Suisse Group[1] Registered Shares	13,928,186	2.34%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $8,810,069)

1,021,075	UBS AG1,2 Registered Shares	21,492,095	3.62%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $16,262,840)

		37,360,051	6.29%

Basic Resources — 2.32%

117,236	Precious Woods Holding AG2 Registered Shares	12,257,642	2.06%
	Through subsidiaries, manages tropical forests using ecologically sustainable forest management methods. Harvests tropical trees and processed them into lumber. (Cost $10,847,127)

No. of Shares	Security	Fair Value	Percent of Net Assets

Basic Resources — (continued)

75,000	UMS Schweizerische Metallwerke Holding AG2 Bearer Shares	$1,546,240	0.26%
Produces profiles and large dimension rods for electrical engineering, mechanical engineering, and construction companies, lead-free brass wire for batteries, billets and small diameter wire and rods for the consumer goods and electronics industries.
	(Cost $1,655,849)

		13,803,882	2.32%

Biotechnology — 7.22%

264,655	Actelion, Ltd.[1,2] Registered Shares	14,212,280	2.39%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $5,788,475)

288,360	Addex Pharmaceuticals, Ltd.[2] Registered Shares	9,342,117	1.57%
	Bio-pharmaceutical company that discovers, develops, and markets therapeutic compounds for the treatment of addiction and other neuropsychiatric conditions. (Cost $15,078,778)

10,000	Bachem Holding AG Registered Shares	894,365	0.15%
	Manufactures ingredients for pharmaceuticals, generic drugs, and research supplies. (Cost $833,329)

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Biotechnology — (continued)

72,250	Basilea Pharmaceutica[1,2] Registered Shares	$11,802,867	1.99%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $8,806,795)

10,000	Santhera Pharmaceuticals[2] Registered Shares	780,483	0.13%
	Drug discovery and development company. (Cost $948,284)

91,903	Speedel Holding AG2 Registered Shares	5,909,725	0.99%
	Researches and develops therapies for cardiovascular and metabolic diseases. (Cost $12,460,344)

		42,941,837	7.22%

Chemicals — 9.57%

174,331	Syngenta AG1 Registered Shares	56,863,808	9.57%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $27,788,674)

		56,863,808	9.57%

Construction & Materials — 0.20%

1,141	Belimo Holding AG Registered Shares	1,186,255	0.20%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

		1,186,255	0.20%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — 17.00%

2,690	Barry Callebaut AG Registered Shares	$1,754,865	0.30%
	Manufactures cocoa, chocolate, and confectionery products. (Cost $1,374,087)

290	Lindt & Sprungli AG Registered Shares	8,746,122	1.47%
	Major manufacturer of premium Swiss chocolates. (Cost $1,141,585)

1,997,000	Nestle SA1 Registered Shares	90,498,252	15.23%
	Largest food and beverage processing company in the world. (Cost $27,020,121)

		100,999,239	17.00%

Industrial Goods & Services — 8.93%

646,457	ABB, Ltd.[2] Registered Shares	18,443,001	3.10%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $9,612,320)

287,000	Adecco SA Registered Shares	14,285,195	2.40%
	Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $17,224,202)

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

6,440	Inficon Holding AG Registered Shares	$1,036,874	0.17%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,616)

27,001	Komax Holding AG Registered Shares	3,618,335	0.61%
Manufactures wire processing machines. Produces machines for cutting and tripping round and flat wire, crimping and insertion machines for processing single wires and equipment for processing wire harnesses.
	(Cost $4,208,809)

22,700	OC Oerlikon Corp. AG1,2 Registered Shares	6,317,936	1.06%
	Manufactures coating machinery, semiconductor assembly equipment, and satellite components. (Cost $6,935,172)

74,000	Sulzer AG Registered Shares	9,422,541	1.59%
	Manufactures and sells surface coatings, pumps, process engineering equipment, and fuel cells. (Cost $9,929,809)

		53,123,882	8.93%

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — 2.40%

30,700	Schulthess Group Registered Shares	$1,799,322	0.30%
	Develops, manufactures, and sells household appliances and heating equipment. (Cost $3,031,407)

49,816	Swatch Group AG Bearer Shares	12,483,344	2.10%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $13,753,331)

		14,282,666	2.40%

Pharmaceuticals — 18.31%

781,300	Novartis AG1 Registered Shares	43,145,617	7.26%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $8,326,468)

363,600	Roche Holding AG1 Non-voting equity securities	65,680,738	11.05%
	Worldwide pharmaceutical company. (Cost $6,578,721)

		108,826,355	18.31%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Real Estate & Infrastructure — 2.63%

38,100	Flughafen Zuerich AG Registered Shares	$13,895,690	2.34%
	Constructs, leases, and maintains airport structures and equipment. (Cost $16,195,531)

15,000	Orascom Development Holding AG2
	Through its subsidiary, offers real estate, infrastructure, and leisure services. (Cost $2,407,421)	1,752,405	0.29%

		15,648,095	2.63%

Retailers — 1.96%

17,550	Galenica AG1 Registered Shares	6,211,246	1.04%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $2,147,767)

2,100	Jelmoli Holding AG Bearer Shares	5,453,073	0.92%
	Owns and operates department and retail stores and provides mail-order catalog and real estate leasing services. (Cost $3,707,265)

		11,664,319	1.96%

Technology — 4.21%

806,200	Temenos Group AG2 Registered Shares	25,050,295	4.21%
	Provides integrated software for the banking sector. (Cost $19,332,896)

		25,050,295	4.21%

No. of Shares	Security	Fair Value	Percent of Net Assets

Utility Suppliers — 10.46%

32,023	Atel Holding, Ltd.[2]
	Generates, transmits and distributes electricity throughout Europe. (Cost $14,940,612)	$22,336,875	3.76%

137,258	BKW FMB Energie AG Registered Shares	18,865,227	3.17%
	Produces electricity using nuclear, hydroelectric, solar, biomass and wind energy. (Cost $7,144,874)

28,095	Centralschweizerische Kraftwerke AG Registered Shares	15,611,398	2.63%
	Supplies electric power, operates and maintains distribution network facilities, constructs and installs equipment, and offers consulting services to its clients. (Cost $8,416,552)

1,500	Electrizitaets-Gesellschaft Laufenburg AG Bearer Shares	2,135,284	0.36%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,883)

311	Romande Energie Holding SA Registered Shares	758,723	0.13%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $767,226)

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Utility Suppliers — (continued)

5,000	Raetia Energie AG Participation Certificate	$2,429,805	0.41%
	Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $2,035,541)

		62,137,312	10.46%

	Total Common Stocks (Cost $299,898,618)*	$543,887,996	91.50%

Private Equity Investments — 0.92%

	Aravis Venture II - Limited Partnership (420,000 Euro)[2,3]	661,730	0.11%

	Zurmont Madison Private Equity, Limited Partnership (4,869,229 CHF)[2,3]	4,781,724	0.80%

	Total Private Equity Investments (Cost $5,120,650)	5,443,454	0.92%

Call Warrants — 0.12%

4,900,000	Adecco SA Expires 09/19/08 at 65.00 CHF	48,105	0.01%

1,250,000	Galenica AG Expires 12/19/08 at 400.00 CHF	196,348	0.03%

No. of Shares	Security	Fair Value	Percent of Net Assets

Call Warrants — (continued)

3,200,000	Nestle SA Expires 10/17/08 at 500.00 CHF	$502,651	0.08%

	Total Call Warrants (Cost $2,113,147)	747,104	0.12%

Put Warrants — 1.44%

3,000,000	Geberit AG Expires 09/19/08 at 150.00 CHF	559,591	0.09%

3,100,000	Kuehne & Nagel International Expires 09/19/08 at 100.00 CHF	578,245	0.10%

8,300,000	SMIM Price Index Expires 10/17/08 at 1,365.00 CHF	2,526,016	0.43%

10,200,000	SMIM Price Index Expires 12/19/08 at 1,300.00 CHF	2,803,848	0.47%

8,500,000	SLI Swiss Leader Index Expires 10/17/08 at 1,020.00 CHF	2,086,197	0.35%

	Total Put Warrants (Cost $9,261,501)	8,553,897	1.44%

	Total Investments (Cost $316,393,916)*	558,632,451	93.98%

	Other Assets less Other Liabilities, net	35,755,257	6.02%

	Net Assets	$594,387,708	100.0%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	June 30, 2008

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $5,286,150 or 0.89% of net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost	Acquisition Value per unit
Aravis Venture II, LP	July 31, 2007	$205,328	$1.00
Aravis Venture II, LP	February 21, 2008	399,343	1.00
Zurmont Madison Private Equity, LP	August 9, 2007	79,022	1.00
Zurmont Madison Private Equity, LP	September 13, 2007	778,342	1.00
Zurmont Madison Private Equity, LP	December 17, 2007	109,210	1.00
Zurmont Madison Private Equity, LP	February 28, 2008	3,225,332	1.00
Zurmont Madison Private Equity, LP	April 14, 2008	169,431	1.00
Zurmont Madison Private Equity, LP	June 26, 2008	154,642	1.00

		$5,120,650

*	Cost for Federal income tax purposes is $316,393,916 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$270,706,172
Gross Unrealized Depreciation	(25,265,573)

Net Unrealized Appreciation	$245,440,599

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2008

Assets:
Investments, at value (cost $316,393,916)		$558,632,451
Cash		2,066,863
Foreign currency (cost $26,278,565)		29,305,751
Dividends receivable		45,940
Tax reclaims receivable		3,636,019
Receivable for securities sold		2,519,182
Receivable from Administrator		145,162
Prepaid expenses		31,183

Total assets		596,382,551

Liabilities:
Payable for securities purchased		1,021,009
Capital shares payable		227,227
Advisory fees payable (Note 2)		335,062
Directors’ fees and expenses		145,200
Other fees payable		266,345

Total liabilities		1,994,843

Net assets		$594,387,708

Composition of Net Assets:
Paid-in capital		316,124,168
Distributable earnings
Undistributed net investment income	4,484,773
Accumulated net realized gain from investment and foreign currency transactions	28,180,865
Net unrealized appreciation on investments and foreign currency	245,597,902

Total distributable earnings		278,263,540

Net assets		$594,387,708

Net Asset Value Per Share:
($594,387,708 ÷ 33,184,757 shares outstanding, 50 million shares authorized)		$17.91

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2008

Investment Income:
Dividends (less foreign taxes withheld of $1,172,610)	$7,503,947
Interest	190,935

Total income	7,694,882

Expenses:
Investment advisory fees (Note 2)	2,143,066
Directors’ fees & expenses	298,965
Professional fees	230,111
Administration fees	183,029
Custody fees	40,263
Printing and shareholder reports	139,790
Accounting fees	57,469
Transfer agent fees	13,104
Excise tax fee	144,582
Miscellaneous	116,868

Total expenses before reductions	3,367,247
Less expenses waived/reimbursed	(145,162)

Net expenses	3,222,085

Net investment income	4,472,797

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain from:
Investment transactions	25,878,913
Foreign currency transactions	2,292,660
Net change in unrealized appreciation/depreciation from: Investments	(71,059,761)
Foreign currency	2,129,137

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(40,759,051)

Net Decrease in Net Assets from Operations	$(36,286,254)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2008[1]	For the Year Ended December 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,472,797	$697,073
Net realized gain (loss) from:
Investment transactions	25,878,913	52,453,003
Foreign currency transactions	2,292,660	865,367
Written options	—	(103,985)
Net change in unrealized appreciation/depreciation from:
Investments	(71,059,761)	(842,085)
Foreign currency	2,129,137	1,171,537

Net increase (decrease) in net assets from operations	(36,286,254)	54,240,910

Distributions to Stockholders from:
Net investment income and net realized gains from foreign currency transactions	(1,395,242)	—
Net realized capital gains	(6,278,591)	(58,616,416)

Total distributions to stockholders	(7,673,833)	(58,616,416)

Capital Share Transactions:
Value of shares issued in connection with rights offering	—	135,360,705
Offering costs on rights issuance	—	(5,081,422)
Value of shares issued in reinvestment of dividends and distributions	19,177,589	—
Value of shares repurchased through stock buyback	(2,745,249)	(6,803,424)

Total increase from capital share transactions	16,432,340	123,475,859

Total increase (decrease) in net assets	(27,527,747)	119,100,353
Net Assets:
Beginning of period	621,915,455	502,815,102

End of period (including undistributed net investment income of $4,484,773 and $1,407,218, respectively)	$594,387,708	$621,915,455

[1]	Unaudited

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2008[1]	For the Years Ended December 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value at the beginning of period	$19.34	$20.61	$17.47	$16.79	$15.31	$11.82

Income from Investment Operations:
Net investment income (expenses in excess of income)	0.14 [2]	0.02 [2]	0.02 [2]	0.05 [2]	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments[3]	(1.30)	1.98	5.14	2.24	2.41	4.24

Total from investment operations	(1.16)	2.00	5.16	2.29	2.40	4.23

Gain from capital share repurchases	0.04	0.04	0.03	0.04	0.02	0.02
Capital charge resulting from the issuance of fund shares	(0.08)	(1.36)[4]	(0.07)	(0.04)	—	(0.06)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.04)	—	(0.03)	(0.02)	(0.10)	(0.14)
Dividends in excess of net investment income	—	—	—	—	(0.01)	—
Distributions from net realized capital gains	(0.19)	(1.95)	(1.95)	(1.59)	(0.83)	(0.56)

Total distributions	(0.23)	(1.95)	(1.98)	(1.61)	(0.94)	(0.70)

Net asset value at end of period	$17.91	$19.34	$20.61	$17.47	$16.79	$15.31

Market value per share at end of period	$15.18	$16.50	$19.10	$15.31	$14.95	$12.92

Total Investment Return[5]:
Based on market value per share[9]	(6.65)%	(3.39)%	37.64%	13.11%	23.65%	41.76%
Based on net asset value per share[9]	(6.03)%	4.95%[6]	30.16%	14.92%	17.19%	37.00%
Ratios to Average Net Assets:
Gross expenses[7]	1.12%	1.10%	1.17%	1.19%	1.14%	1.30%
Net expenses	1.07%	—	—	—	—	—
Net investment income (expenses in excess of income)[7]	1.45%	0.12%	0.09%	0.27%	(0.08)%	(0.07)%
Supplemental Data:
Net Assets at end of period (000’s)	$594,388	$621,915	$502,815	$419,814	$401,514	$368,986
Average net assets during period (000’s)	$607,049	$599,573	$484,631	$415,074	$378,205	$306,563
Stockholders of record[8]	717	736	794	740	926	964
Portfolio turnover rate[9]	21%	26%	34%	37%	41%	89%

[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain (loss).
[4]	Issued in connection with rights offering.
[5]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value per share.

[6]

Not including the rights offering dilution, the NAV performance as of 12/31/07 was 12.14% in US dollar terms. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per share capital change resulting from the issuance of Fund shares.

[7]	Annualized for periods less than one year.
[8]	Not audited by Deloitte & Touche LLP.
[9]	Not annualized for periods less than one year.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—0rganization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified. closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances. as fully described in its prospectus.

B. Valuation at Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. As of June 30, 2008, Aravis Venture II and Zurmont Madison Private Equity, LP are restricted securities priced at fair value as determined by the Board’s Valuation Committee pursuant to the Board’s valuation procedures. Listed warrants with no trading are valued using the bid option price. If no bid prices are available, then Management uses a theoretical bid price based on the Black-Scholes model, which is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund files U.S. federal, Delaware state and foreign tax returns. No income tax returns are currently under examination. As of June 30, 2008 the Fund did not have any liability for unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2003 through December 31, 2007. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions that remain open subject to examination based on varying statutes of limitations.

F. Securities Lending Income

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the period ended June 30, 2008.

G. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

H. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million, and 0.45% of such assets in excess of $800 million. The Fund paid the Advisor $2,143,066 in investment advisory fees for the six months ended June 30, 2008. The Fund paid Hottinger & Cie (Zurich) $60,613 in brokerage commissions for the six months ended June 30, 2008.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the “Committee”) of the Board. During the six months ended June 30, 2008, the Committee allocated

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

$10,261 of expenses incurred in connection with publicizing the Fund as follows: $5,310.50 to the Fund and $5,310.50 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—0ther Fees

Citi Fund Services, LLC (“Citi”) provides certain administration and portfolio accounting services to the Fund. During the period, Citi reimbursed the Fund $145,162.

American Stock Transfer & Trust Company is the Fund’s transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

Citibank. N.A. serves as the Fund’s custodian (the “Custodian”), and the Fund pays the custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund or its Advisor approximately $30,268 per annum in compensation, except for the Chairman of the Board to whom the fund pays an annual fee of approximately $42,568 and for the Chairmen of the Audit Committee and the Governance/Nominating Committee to each of whom the Fund pays an annual fee of approximately $35,567. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended, and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors’ fees and expenses payable of $145,200 shown on the Statements of Assets and Liabilities represents total dollars owed to Directors that have been accrued and not paid. Directors’ fees and expenses of $298,965 shown on the Statement of Operations represent the portion of Directors’ fees and expenses accrued during the period January 1, 2008 through June 30, 2008. These fees are calculated by projecting Directors’ fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 190,887 of the 33,184,757 shares outstanding on June 30, 2008. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Sale of Shares	—	$—	8,149,552	$135,360,705
Dividends Reinvested	1,198,150	19,177,589
Repurchased	(170,000)	(2,745,249)	(390,600)	(6,803,424)

Net increase	1,028,150	$16,432,340	7,758,952	$128,557,281

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

At December 31,2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,473,493
Undistributed Long-Term Gain	3,221,608
Unrealized Appreciation	314,528,526

Total	$322,223,627

Gains from foreign currency transactions are to be treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended June 30, 2008 were $113,668,228 and $155,809,228, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999 and has continued purchases in

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. The Board had authorized the Fund to repurchase up to 500,000 shares during 2008. During the six months ended June 30, 2008, the Fund repurchased and retired 170,000 shares at an average price of $16.18 per share (including brokerage commissions) and a weighted average discount of 12.78%. These repurchases, which had a total cost of $2,731,037, resulted in an increase of $404,331 to the Fund’s net asset value. This gain is the result of the difference between the Fund’s net asset value and the price of the repurchase.

Note 7—Line of Credit

The Fund has entered into a line of credit arrangement with the Custodian to be used for temporary purposes. The initial agreement expired on December 13, 2007 and, based on the Fund’s request, was renewed until December 13, 2008. The agreement provides that the Fund may borrow up to an aggregate amount not to exceed $45,000,000 at any one time outstanding. The Fund pays interest on the unpaid principal amount of each advance made to it from the day of such advance until such principal amount is paid in full. The interest is payable in arrears on demand, or if no demand has been made, on the last day of the interest period for such advance, pursuant to the agreement.

During the six months ended June 30, 2008, the Fund did not draw on in its line of credit.

Note 8—Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities
Level 1—Quoted Prices	$553,188,997
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable	5,286,150

Total Investments	$558,475,147

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments In Securities
Balance as of 12/31/2007	$219,308
Accrued Accretion/(Amortization)	—
Change in Unrealized Appreciation/Depreciation	452,266
Net Purchase/(Sales)	169,431
Transfers In/(Out) of Level 3	4,445,145

Balance as of 6/30/2008	$5,286,150

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for us-

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

ing derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Note 9—Approval of Investment Advisory Agreement

At a meeting on May 22, 2008 the Fund’s Independent Directors met in executive session to consider the proposal to approve a renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with HCC. They carefully evaluated information that they deemed necessary to enable them to determine that the Agreement would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund’s performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund. The Directors considered the possible impact of a recent court decision on board responsibilities on considering investment advisory agreements and after consultation with counsel determined that the decision, while interesting, was not a controlling precedent for their decision. They concluded they would continue to watch judicial developments and the industry’s reaction to the existence of two somewhat conflicting decisions concerning Director responsibilities.

The Independent Directors reviewed the Fund’s investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund’s portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. On that basis, the Independent Directors compared the Fund’s one- and three-year investment performance as well as its longer term performance with the Swiss Performance Index (“SPI”), with the performance of the Swiss iShares traded on the New York Stock Exchange, and with the performance of a peer group of equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information. In comparing the Fund’s performance with the performance of the SPI, the Independent Directors considered the fact that, unlike the Fund, the performance of the SPI did not include the impact of any expenses. As a result of this evaluation, the Independent Directors concluded that, while the Fund had not performed as well as its benchmark for the first three months of 2008, its investments were consistent with its management philosophy and that the Fund had outperformed its benchmark and peer group for each of the nine years ended 2007 and for the cumulative period from December 31, 1996 to March 31, 2008. The Independent Directors determined that the Fund’s overall performance was very good.

While the Independent Directors noted the extent to which the market price per share of the Fund was lower than its net asset value per share, they determined that this was essentially unrelated to HCC’s investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. The Independent Directors determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund’s unaffiliated Administrator, were among the lowest in each group. The Independent Directors determined that the combined investment advisory fee and administration fee was also lower than the fees HCC’s parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They discussed the increase in the Fund’s net assets that had resulted from the 2007 rights offering, the related increase in advisory fees payable to HCC and where the new asset level had fallen on the breakpoint schedule. They noted that the breakpoints (which were voluntarily adjusted by HCC in 1995 to the benefit of the Fund) allowed the Fund to share in economies of scale as its asset base grew. They further noted that HCC had voluntarily offered to further adjust the breakpoints in its fees by introducing a new breakpoint of 0.45% of month-end net assets in excess of $800 million.

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund’s investment

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

strategies, and the complexity of the Swiss securities market. The Independent Directors acknowledged that the 2006 change in the Fund’s investment policies to permit investments in private equity and real estate and the need to invest the rights offering proceeds accordingly had required additional effort on the part of HCC. The Independent Directors determined that HCC’s services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC’s parent in Switzerland, and the continuity of HCC personnel over time were all desirable factors. The Independent Directors considered that HCC had announced its intention to add to its staff, including expertise in health care, biotechnology and private equity investments.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its income. The Independent Directors concluded that HCC’s financial condition was sound and that its profitability was reasonable for the services it provided to the Fund. The Independent Directors considered other benefits that HCC or its parent could be considered to derive from its relationship with the Fund including limited brokerage commissions from executing Fund transactions, the marketing value of the Fund’s performance in attracting other clients, and the cost benefits to HCC of soft dollar research and portfolio and financial information services. The Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund’s advisory fee rate, with the new breakpoint, was reasonable in relation to the service rendered by HCC and therefore approved the Agreement.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Results of Annual Meeting of Stockholders

At the Annual Meeting of Stockholders, held on May 22, 2008 shares were voted as follows on the proposals presented to the Stockholders:

1. To elect three Class II Directors to serve for a three year term were as follows:

Nominee	For	Withheld
Paul R. Brenner, Esq.	23,872,695	3,945,694
Didier Pineau-Valencienne	23,812,702	4,005,676
Samuel B Witt, III	23,817,299	3,999,090

2. To ratify the selection by the Board of Directors of Deloitte as the Fund’s independent registered public accounting firm for fiscal year ending December 31, 2008 were as follows:

For	Against	Abstentions
26,811,218	822,036	185,139

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of May 23, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Semi-Annual Report

For the

Period Ended

June 30, 2008

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/08 - 01/31/08				500,000
02/01/08 - 02/29/08				500,000
03/01/08 - 03/31/08	43,500	16.3300	43,500	456,500
04/01/08 - 04/30/08	72,500	16.2791	72,500	384,000
05/01/08 - 05/31/08	18,700	16.1940	18,700	365,300
06/01/08 - 06/30/08	35,300	15.5493	35,300	330,000

Total	170,000	16.1836	170,000	330,000

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rodolphe E. Hottinger
Rodolphe E. Hottinger
Chief Executive Officer

Date 08/29/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rodolphe E. Hottinger
Rodolphe E. Hottinger
Chief Executive Officer

Date 08/29/08

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Financial Officer

Date 08/29/08